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                                                                  EXHIBIT 10.1.2


              AMENDMENT NO. 2 TO AGREEMENT OF LIMITED PARTNERSHIP

                            BRIGHAM OIL & GAS, L.P.


       THIS AMENDMENT NO. 2 TO AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment"), dated September 20, 1994, is made by and among Brigham Exploration Company, a Texas corporation, General Atlantic Partners III, L.P., a Delaware limited partnership, GAP-Brigham Partners, L.P., a Delaware limited partnership, Harold D. Carter, a Texas resident, and those additional persons (the "Employee Partners") whose names appear on the signature page of this Amendment.

                                R E C I T A L S:

       WHEREAS, the parties other than the Employee Partners have previously entered into that certain Agreement of Limited Partnership dated as of May 1, 1992, which was amended by Amendment No. 1 to Agreement of Limited Partnership dated as of May 1, 1992 (the "Partnership Agreement"), establishing Brigham Oil & Gas, L.P. (the "Partnership);

       WHEREAS, Section 3.8(b) of the Partnership Agreement permits the Partnership to adopt plans for the benefit of employees of the Partnership, including plans involving the issuance of partnership interests;

       WHEREAS, the Partnership has established the Brigham Oil & Gas, L.P. Employee Equity Interests Plan (the "Plan") and, pursuant thereto, has designated the Employee Partners as participants thereunder; and

       WHEREAS, each of the Employee Partners and the Partnership have entered into Participation Agreements of even date herewith (the "Participation Agreements");

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:

       1. Defined Terms. Any capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Partnership Agreement.

       2. Admission of Employee Partners. Each of the Employee Partners is hereby admitted as a Limited Partner in the Partnership pursuant to Section 3.8 of the Partnership Agreement.

       3. Post Threshold Ratios. The Post Threshold Ratios of the Partners shall be adjusted to reflect the admission of the Employee Partners as provided in the definition of such term and in the Participation Agreements.
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       4.  Initial Capital of Employee Partners.  The Employee Partners shall not be required to make any Capital Contributions to the Partnership and shall have an initial Capital Account balance of zero as of the date hereof.

       5. Reports. The Employee Partners shall be entitled to receive those reports as are described in Section 8.2 of the Partnership Agreement and such other information as may be reasonably requested by the Employee Partners from time to time provided the disclosure of such information is in the best interests of the Partnership as determined by the Managing General Partner in its sole and absolute discretion.

       6. Rights of Employee Partners. Except as otherwise required by the Act, and notwithstanding any provision of the Partnership Agreement to the contrary, the rights of the Employee Partners shall be only those rights specifically granted to them in the Participation Agreements and in this Amendment. In the event of any conflict between the rights granted to Limited Partners under the Partnership Agreement and the rights granted to Employee Partners under the Participation Agreements or this Amendment, the Participation Agreements and this Amendment shall control. In the event of any conflict between the rights granted to the Employee Partners under the Participation Agreements and the rights granted to them under this Amendment, the Participation Agreements shall control.

       7. Rights to Acquire Additional Interests. Notwithstanding any provision of the Partnership Agreement to the contrary, the Employee Partners shall not have any right to acquire additional interests in the Partnership. The Employee Partners shall have no right to acquire additional securities under Section 3.7 of the Partnership Agreement and any purchase of an interest by the Partnership under Article IX of the Partnership Agreement shall affect only the interests of those Partners other than the Employee Partners.

       8. Ratification. The Partnership Agreement, as amended by this Amendment and as modified with respect to the Employee Partners by the Participation Agreements, is hereby ratified and confirmed in all respects.

       9. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.





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       IN WITNESS WHEREOF, the parties hereto have executed this Amendment this
30th day of September, 1994, but effective as of the date first above written.


                                           BRIGHAM EXPLORATION COMPANY



                                           By:  /s/ BEN M. BRIGHAM
                                                --------------------------------
                                                  Ben M. Brigham, President


                                           GENERAL ATLANTIC PARTNERS, L.P.

                                           By: GAP III Investors, Inc., its
                                                  General Partner


                                                  By:    /s/ STEPHEN P. REYNOLDS
                                                      --------------------------
                                                      Name:  Stephen P. Reynolds
                                                           ---------------------
                                                      Title: President
                                                            --------------------


                                           GAP-BRIGHAM PARTNERS, L.P.



                                           By: /s/ STEPHEN P. REYNOLDS
                                               ---------------------------------
                                               General Partner



                                           /s/ HAROLD D. CARTER
                                           -------------------------------------
                                           Harold D. Carter


                                           EMPLOYEE PARTNERS:

                                           Jon L. Glass
                                           David T. Brigham
                                           Craig M. Fleming

                                           By:  Brigham Exploration Company,
                                                  Managing General Partner and
                                                  Attorney-in-Fact



                                                  By: /s/ BEN M. BRIGHAM
                                                     ---------------------------
                                                     Ben M. Brigham, President





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